Exhibit 99.3

To all members of the TIBCO family,

I have some exciting news about the future of TIBCO. As you know, in August our board of directors formed a Special Committee and undertook a thorough review of the strategic and financial alternatives available to our Company. Today we have announced the outcome of that review. Subject to stockholder approval, TIBCO will be acquired by Vista Equity Partners, a leading private equity firm focused on investments in software and technology companies. I have attached a copy of the press release we issued this morning.

For us, this means that we will be a private company after the transaction closes. With a purchase price of $24.00 per share, TIBCO has been valued at approximately $4.3 billion, highlighting the tremendous value we have created together for our public stockholders since we went public 15 years ago. This is a pivotal moment in TIBCO’s history, and I believe it positions us well to continue to serve our customers and build world-class software products. As a private company, we also expect to benefit from added flexibility, which we believe will help us to continue to build TIBCO into an even larger and more successful business.

This transaction is expected to close (i.e. become fully effective) in the fourth calendar quarter of 2014, subject to stockholder approval, certain regulatory approvals and other customary closing conditions. Vista Equity Partners is a highly accomplished private equity firm focused on investing in enterprise software companies, and they have a strong track record of helping their companies grow and succeed in the marketplace. I cannot imagine a better partner for TIBCO. Through this process, TIBCO’s management team has come to know the Vista Equity Partners team well, and we are fully confident that they are the right partner for TIBCO both strategically and culturally. The Vista Equity Partners team has the highest praise for our employees and our business, and they are eager to help TIBCO continue to grow and evolve.

I am sure many of you are wondering what this means for you and the future of TIBCO going forward. I believe very strongly that this transaction better positions us for the future. And while this is a significant event in the Company’s history, it is important to realize that this is just another milestone on our journey. I will be hosting an all-hands meeting in the [redacted] at [redacted] PT in Palo Alto to discuss the announcement and answer your questions. The meeting will also be available via conference call using the following dial-in information:

•	[Redacted].

In the meantime, there are FAQs posted on tibbr loudspeaker that provide additional information. Please remember that this is the first step in a process that could take several months. We will continue to update you and provide additional details as we move toward closing this transaction. Until then, it is business as usual here, and I encourage everyone to remain committed to your responsibilities as well as our customers and values.

If you should be contacted by media regarding today’s news, please refer them to Leslie Moore, at lmoore@tibco.com or (408) 691-8233. If any customers or partners reach out with questions regarding the transaction, please direct them to your business leaders as appropriate. Any contact from investors should be referred to John Ederer at jederer@tibco.com or (650) 846-8696.

Thank you again for your commitment and dedication to TIBCO. I am confident that we have a bright future ahead and strongly believe that today’s news is a positive development in delivering long-term value for our customers, employees and partners.

Sincerely,

Vivek

Additional Information and Where to Find It

TIBCO and its directors and executive officers may be deemed to be participants in the solicitation of proxies from TIBCO’s stockholders with respect to the transaction. Information about TIBCO’s directors and executive officers and their ownership of TIBCO Common Stock is set forth in TIBCO’s proxy statement on Schedule 14A filed with the SEC on March 4, 2014, and TIBCO’s Annual Report on Form 10-K for the fiscal year ended November 30, 2013, which was filed on January 29, 2014. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

In connection with the transaction, TIBCO intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, TIBCO will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF TIBCO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT TIBCO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TIBCO AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at TIBCO’s website (http://www.tibco.com) or by writing to TIBCO’s Corporate Secretary at 3303 Hillview Avenue, Palo Alto, California 94304.

Legal Notice Regarding Forward-Looking Statements

This communication, and the documents to which TIBCO refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent TIBCO’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the transaction. Forward-looking statements include information concerning possible or assumed future results of operations of TIBCO, the expected completion and timing of the transaction and other information relating to the transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss TIBCO’s future expectations or state other forward-looking information and may involve known and unknown risks over which TIBCO has no control. Those risks include, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect TIBCO’s business and the price of the common stock of TIBCO, (ii) the failure to satisfy of the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of TIBCO and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on TIBCO’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from TIBCO’s ongoing business operations and (vii) the outcome of any legal proceedings that may be instituted against TIBCO related to the merger agreement or the transaction. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, TIBCO does not undertake to update these forward-looking statements to reflect future events or circumstances.

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